UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

BIOMX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

850 New Burton Road, Suite 201, Dover, DE 19904

(Address of principal executive offices)

972 52 437 4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Background

As previously disclosed in the Current Report on Form 8-K filed by BiomX Inc., a Delaware corporation (“BiomX” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on April 1, 2026 (the “Prior 8-K”), the Company entered into an Option and Undertaking Agreement dated March 31, 2026 (the “Option Agreement”) with Mandragola Ltd, a company formed under the laws of the State of Israel (“Mandragola”), pursuant to which the Company was granted an exclusive and irrevocable option (the “Option”) to purchase 100% of Mandragola’s shareholdings in DR. Frucht Systems Ltd., an Israeli company (“DFSL”). The terms and conditions of the Option Agreement and the related transaction documents were described in the Prior 8-K, which description is incorporated herein by reference.

Stock Purchase & Assignment Agreement

On April 13, 2026, the Company entered into and simultaneously closed on a Stock Purchase & Assignment Agreement (the “SPA”) with Mandragola, pursuant to which the Company exercised the Option and purchased from Mandragola 100% of Mandragola’s shareholdings in DFSL, representing 60% of the issued and outstanding voting equity capital of DFSL on a fully diluted basis (the “Purchased Shares”). The closing of the SPA occurred simultaneously with its execution and delivery.

In consideration for the Purchased Shares, the Company agreed to the following consideration to Mandragola:

(i)	a cash payment of Seven Hundred Fifty Thousand Dollars ($750,000), of which Four Hundred Fifty Thousand ($450,000) was advanced by the Company;

(ii)	the issuance of an unsecured convertible promissory note in the principal amount of Three Million Dollars ($3,000,000) (the “Note”), convertible solely at the option of the Company into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a per share conversion rate of $12.00, in the form attached hereto as Exhibit 4.1;

(iii)	the issuance of 923,000 shares of the Common Stock;

(iv)	the issuance of pre-funded warrants exercisable for 923,000 shares of Common Stock at a per share exercise price of $12.00, in the form attached hereto as Exhibit 4.2 (the “Pre-Funded Warrants”); and

(v)	the issuance of a five-year warrant exercisable for 3,692,000 shares of Common Stock at a per share exercise price of $12.00, in the form attached hereto as Exhibit 4.3 (the “Five Year Warrant”).

The shares of Common Stock and the Common Stock issuable upon conversion of the Note and exercise of the Pre-Funded Warrants and Five Year Warrant is subject to obtaining approval of the Company’s stockholders (“Stockholder Approval”) as required by the applicable rules and regulations of the NYSE American LLC. The Company intends to use commercially reasonable efforts to obtain Stockholder Approval within one hundred twenty (120) days following the closing of the SPA.

Revenue Bonus

As additional consideration, the Company agreed that in the event that DFSL records annual revenues of Twenty-Five Million Dollars ($25,000,000) or more in any fiscal year on or after fiscal year 2027, Mandragola shall be entitled to a bonus payment equal to five percent (5%) of such recorded annual revenues for such fiscal year. The bonus is payable, at the sole discretion of the Company, in restricted shares of Common Stock (valued at the volume-weighted average price for the ten (10) trading days immediately preceding the date of payment) or cash, within sixty (60) days following the completion of DFSL’s audited financial statements for the applicable fiscal year.

Credit Line Undertaking

Mandragola also agreed to provide to the Company a credit line in an amount and on terms to be mutually agreed upon, to be utilized for the development and expansion of the business of DFSL and the payment of DFSL’s third-party debts.

About DFSL

DFSL is a developer of proprietary LADAR (Laser Radar)–based detection systems for security, defense, and critical infrastructure applications. Its technology combines laser-based sensing with proprietary AI algorithms to detect and respond to both UAV and ground-based intruders. Founded in 1995 by Dr. Yaacov Frucht, a former senior research leader at Rafael Advanced Defense Systems, DFSL builds on defense-originated laser radar technology adapted for civilian and homeland security use. DFSL’s technology is deployed across four primary application areas: counter-UAS (drone detection and response), perimeter and border security (“virtual fencing”), wide-area 360-degree surveillance, and rail and metro safety systems. The platform has been deployed in both pilot and operational environments where reliable, low false-alarm detection is critical, including transportation infrastructure and defense-related settings.

As a result of the closing of the SPA, DFSL has become a majority-owned operating subsidiary of the Company.

The above descriptions of the SPA, the Note, the Pre-Funded Warrants and the Five Year Warrant do not purport to be complete and are qualified in their entirety by reference to these instruments, copies of which are attached hereto as Exhibits 10.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The 923,000 shares of Common Stock, the Note, the Pre-Funded Warrants, and the Five Year Warrant issued or issuable to Mandragola, as well as the shares of Common Stock issuable upon conversion of the Note and exercise of the Pre-Funded Warrants and the Five Year Warrant, were offered and sold, or will be offered and sold, in a transaction not involving a public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder. The securities have not been registered under the Securities Act or applicable state securities laws. Accordingly, such securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 7.01 Regulation FD Disclosure

On April 13, 2026, the Company issued a press release announcing the execution and delivery of the stock purchase agreement to purchase Nimbus. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements with respect to: the expected integration of DFSL as a majority-owned operating subsidiary of the Company, the filing and effectiveness of any registration statement, the intention to seek stockholder approval for the issuance of shares of Common Stock upon conversion and exercise of the securities issued to Mandragola, the future business prospects of DFSL, and the expected provision of a credit line by Mandragola. Forward-looking statements can be identified by words such as: “continue,” “intend,” “target,” “believe,” “expect,” “will,” “may,” “might,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “could,” “should,” “plan,” “potential,” “predict,” “project,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of BiomX’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements, as a result of various important factors, including risks and uncertainties related to the successful integration of DFSL, the receipt of IIA approval for the change of control of DFSL, the failure to obtain stockholder approval, changes in applicable laws or regulations, and the possibility that BiomX may be adversely affected by other economic, business, and/or competitive factors. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in BiomX’s Annual Report on Form 10-K filed with the SEC on February 19, 2026, and additional disclosures BiomX makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law BiomX expressly disclaims any obligation or undertaking to update forward-looking statements, whether as result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Unsecured Convertible Promissory Note, dated April 6, 2026, issued by BiomX Inc. to Mandragola Ltd. in the principal amount of $3,000,000
4.2	Pre-Funded Warrant, dated April 6, 2026, issued by BiomX Inc. to Mandragola Ltd.
4.3	Five Year Warrant, dated April 6, 2026, issued by BiomX Inc. to Mandragola Ltd.
10.1	Stock Purchase & Assignment Agreement, dated April 13, 2026, by and between BiomX Inc. and Mandragola Ltd.
99.1	Press Release Issued on April 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 13, 2026	BIOMX INC.

	By:	/s/ Michael Oster
	Name:	Michael Oster
	Title:	Chief Executive Officer